

CREDIT SUISSE FIRST BOSTON                                                                                 Exhibit 20        Page 1
                                       Key Bank USA, N.A. Automotive Specialty Finance

                                   MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                           November 1, 1999 through November 30, 1999

A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Original Total Portfolio                                                                               $110,005,944.94
(B) Class A Noteholders' Percentage                                                                                 67.00%
(C) Original Class A Note Balance                                                                           $73,703,000.00
(D) Class A Note Rate                                                                                                6.35%
(E) Class B Noteholders' Percentage                                                                                 17.00%
(F) Original Class B Note Balance                                                                           $18,701,000.00
(G) Class B Note Rate                                                                                                6.65%
(H) Class C Noteholders' Percentage                                                                                 10.00%
(I) Original Class C Note Balance                                                                           $11,000,000.00
(J) Class C Note Rate                                                                                                7.20%
(K) Class D Certificateholders' Percentage                                                                           6.00%
(L) Original Class D Certificate Balance                                                                     $6,601,944.94
(M) Class D Certificate Rate                                                                                         0.00%
(N) Servicing Fee Rate                                                                                               3.50%
(O) Original Weighted Average Coupon (WAC)                                                                          20.08%
(P) Original Weighted Average Remaining Term (WAM)                                                                   54.68 months
(Q) Number of Contracts                                                                                              9,172
(R) Reserve Account ("RA")
    (i)   Maximum Specified Reserve Balance                                                                   5,500,297.25
    (ii)  Minimum Specified Reserve Balance                                                                   2,200,118.90
    (iii) Initial Deposit                                                                                     1,650,089.17

(S) Noteholders' Percentage                                                                                          94.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS                                                             Total Trust
------------------------------------------------                                                             -----------

(A) Total Portfolio Outstanding                                                                             $27,509,073.14
(B) Total Portfolio Pool Factor                                                                                  0.2500690
(C) Class A Note Balance                                                                                    $18,105,114.03
(D) Class A Principal Factor                                                                                     0.2456496
(E) Class A Interest Carryover Shortfall                                                                              0.00
(F) Class A Principal Carryover Shortfall                                                                             0.00
(G) Class B Note Balance                                                                                     $4,593,893.55
(H) Class B Principal Factor                                                                                     0.2456496
(I) Class B Interest Carryover Shortfall                                                                              0.00
(J) Class B Principal Carryover Shortfall                                                                             0.00
(K) Class C Note Balance                                                                                     $2,702,145.84
(L) Class C Principal Factor                                                                                     0.2456496
(M) Class C Interest Carryover Shortfall                                                                              0.00
(N) Class C Principal Carryover Shortfall                                                                             0.00
(O) Class D Certificate Balance                                                                              $2,107,919.69
(P) Reserve Account Balance                                                                                   2,975,123.80
(Q) Payahead Account Balance                                                                                    124,038.41
(R) Aggregate Subordinated Servicing Fees to Date                                                                     0.00
(S) Current Servicing Fees Accrued but Unpaid (after first Nine Months)                                               0.00
(T) Cumulative Net Losses for All Prior Periods                                                              16,882,473.70
(U) Weighted Average Coupon of Remaining Portfolio (WAC)                                                            19.79%
(V) Weighted Average Remaining Term of Remaining Portfolio (WAM)                                                     27.32 months
(W) Number of Contracts                                                                                              3,898

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Precomputed Contracts
    (i)   Principal Payments Received                                                                        $1,370,450.88
    (ii)  Interest Payments Received                                                                            454,110.88
    (iii) Repurchased Loan Principal                                                                                  0.00
    (iv)  Repurchased Loan Interest                                                                                   0.00
(B) Partial Prepayments - Amount Added to Payahead Account                                                            0.00
(C) Amount Applied From Payahead Account                                                                         16,773.00
(D) Weighted Average Coupon of Remaining Portfolio (WAC)                                                            19.76%
(E) Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                                                 26.40 months
(F) Remaining Number of Contracts                                                                                    3,753
(G) Delinquent Contracts
                                                                                     Contracts                      Amount
                                                                                     ---------                      ------

    (i)   30-59 Days Delinquent                                                       134         3.57%        $914,477.07    3.56%
    (ii)  60-89 Days Delinquent                                                         0         0.00%               0.00    0.00%
    (iii) 90 Days or More Delinquent                                                    0         0.00%               0.00    0.00%

D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Aggregate Net Losses for Collection Period                                                                 $147,358.10
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables                                                    $419,359.13
    (ii)  Net Liquidation Proceeds Received During the Collection Period                                        147,547.62
    (iii) Recoveries on Previously Liquidated Contracts                                                         124,453.41
(C) Number of Financed Vehicles Repossessed but not yet Charged off                                                     50


I hereby certify that this Servicing Report has been prepared in accordance with the Pooling and Servicing Agreement dated June 1, 1997, and is correct, to the best of my knowledge.

/s/Thomas R. Blend                             Vice-President                                12/10/99
-------------------------------------------------------------                               ------------
Signature                                      Title                                        Date


CREDIT SUISSE FIRST BOSTON                                                                      Exhibit 20             Page 2
                                Key Bank USA, N.A. Automotive Specialty Finance

                              MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                   November 1, 1999 through November 30, 1999
I. COLLECTIONS
--------------
(A) Principal Payments Received (C(A)i)                                                            $1,370,450.88
(B) Interest Payments Received (C(A)ii)                                                               454,110.88
(C) Aggregate Net Liquidation Proceeds Received (D(E)ii+iii)                                          272,001.03
(D) Principal on Repurchased Contracts (C(A)iii)                                                            0.00
(E) Interest on Repurchased Contracts (C(A)iv)                                                              0.00
                                                                                                -----------------

(F) Total Collections (A+B+C+D+E)                                                                  $2,096,562.79

                                                                                                -----------------

(G) Total Available Amount (F)                                                                     $2,096,562.79

II. DISTRIBUTIONS
-----------------

(A) Principal Payments Received (C(A)i)                                                            $1,370,450.88
(B) Principal on Repurchased Contracts (C(A)iii)                                                            0.00
(C) Gross Principal Balance of Liquidated Receivables (D(E)i)                                         419,359.13
                                                                                                -----------------
(D) Principal Distribution Amount (A+B+C)                                                          $1,789,810.01


(E) Current Servicing Fee Due                                                                         $80,234.80
(F) Accrued and Unpaid Servicing Fees for Prior Collection Periods (B(S))                                   0.00
                                                                                                -----------------
(G) Total Servicing Fees Payable                                                                       80,234.80
(H) Servicing Fees Paid from Collection Account                                                        80,234.80
(I) Reserve Account Draw for Servicing Fees Payable                                                         0.00
(J) Servicing Fee Shortfall                                                                                 0.00
(K) Current Subordinated Servicing Fee                                                                      0.00
(L) Aggregate Subordinated Servicing Fees Before (P)                                                        0.00

(M) Class A Distributable Amount
    (i)   Class A Monthly Interest Distributable Amount                                               $95,806.23
    (ii)   Class A Interest Distributable Amount                                                       95,806.23
    (iii)   Class A Monthly Principal Distributable Amount                                          1,199,175.13
    (iv)   Class A Principal Distributable Amount                                                   1,199,175.13
                                                                                                -----------------

    (v) Total Distributable Amount (i+ii)                                                          $1,294,981.36
    (vi) Class A Interest Paid from Collection Account                                                 95,806.23
    (vii) Reserve Account Draw for Class A Interest Payable                                                $0.00
    (viii) Class A Interest Carryover Shortfall                                                            $0.00
    (ix) Class A Principal Paid from Collection Account                                             1,199,175.13
    (x) Reserve Account Draw for Class A Principal Payable                                                  0.00
    (xi) Class A Principal Carryover Shortfall                                                              0.00

(N) Class B Distributable Amount
    (i)   Class B Monthly Interest Distributable Amount                                               $25,457.83
    (ii)   Class B Interest Distributable Amount                                                       25,457.83
    (iii)   Class B Monthly Principal Distributable Amount                                            304,272.20
    (iv)   Class B Principal Distributable Amount                                                     304,272.20
                                                                                                -----------------

    (v) Total Distributable Amount (i+ii)                                                            $329,730.03
    (vi) Class B Interest Paid from Collection Account                                                 25,457.83
    (vii) Reserve Account Draw for Class B Interest Payable                                                $0.00
    (viii) Class B Interest Carryover Shortfall                                                            $0.00
    (ix) Class B Principal Paid from Collection Account                                               304,272.20
    (x) Reserve Account Draw for Class B Principal Payable                                                  0.00
    (xi) Class B Principal Carryover Shortfall                                                              0.00

(O) Class C Distributable Amount
    (i)   Class C Monthly Interest Distributable Amount                                               $16,212.88
    (ii)   Class C Interest Distributable Amount                                                       16,212.88
    (iii)   Class C Monthly Principal Distributable Amount                                            178,974.08
    (iv)   Class C Principal Distributable Amount                                                     178,974.08
                                                                                                -----------------

    (v) Total Distributable Amount (i+ii)                                                            $195,186.96
    (vi) Class C Interest Paid from Collection Account                                                 16,212.88
    (vii) Reserve Account Draw for Class C Interest Payable                                                $0.00
    (viii) Class C Interest Carryover Shortfall                                                            $0.00
    (ix) Class C Principal Paid from Collection Account                                               178,974.08
    (x) Reserve Account Draw for Class C Principal Payable                                                  0.00
    (xi) Class C Principal Carryover Shortfall                                                              0.00

(P) Payment of Subordinated Servicing Fees
    (i) Aggregate Subordinated Servicing Fees from Current and Prior Periods
       (II(L))                                                                                             $0.00
    (ii) Subordinated Servicing Fees Paid from Collection Account
         and/or Released from Reserve Account                                                               0.00
   (iii) Aggregate Subordinated Servicing Fees to Date (i-ii)                                              $0.00

(Q) Certificateholders' Distributable Amount
    (i)  Certificateholders' Distributable Amount                                                    $107,388.60
    (ii)  Certificateholders' Distributable Amount Paid from Collection Account                       107,388.60


CREDIT SUISSE FIRST BOSTON                                                                          Exhibit 20       Page 3
                                  Key Bank USA, N.A. Automotive Specialty Finance

                                MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                     November 1, 1999 through November 30, 1999

III. PAYAHEAD ACCOUNT INFORMATION
---------------------------------
(A) Beginning Period Balance (B(Q))                                                                      $124,038.41
(B) Amounts Applied to Payahead Account (C(B))                                                                  0.00
(C) Amounts Withdrawn from Payahead Account (C(C))                                                         16,773.00
                                                                                                    -----------------
(D) Ending Period Balance                                                                                $107,265.41

IV. POOL BALANCES AND PORTFOLIO INFORMATION
-------------------------------------------
                                                                            Begin. of Period         End of Period
                                                                            ----------------         -------------
(A) Balances and Principal Factors
    (i)    Total Pool Balance                                               $27,509,073.14            $25,719,263.13
    (ii)   Total Pool Factor                                                     0.2500690                 0.2337988
    (iii)  Receivables Balance                                               27,509,073.14             25,719,263.13
    (iv)   Prefunding Account Balance                                                 0.00                      0.00
    (v)    Class A Note Balance                                             $18,105,114.03            $16,905,938.90
    (vi)   Class A Principal Factor                                              0.2456496                 0.2293793
    (vii)  Class B Note Balance                                              $4,593,893.55             $4,289,621.35
    (viii) Class B Principal Factor                                              0.2456496                 0.2293792
    (ix)   Class C Note Balance                                              $2,702,145.84             $2,523,171.76
    (viii) Class C Principal Factor                                              0.2456496                 0.2293793
    (ix)   Class D Certificate Balance                                       $2,107,919.69             $2,000,531.09

(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                             19.79%                    19.76%
    (ii)  Weighted Average Remaining Maturity (WAM)                                  27.32 months              26.40 months
    (iii) Remaining Number of Contracts                                              3,898                     3,753



V. RECONCILIATION OF RESERVE ACCOUNT ("RA")
-------------------------------------------


(A) Beginning RA Balance (B(H))                                                                        $2,975,123.80
                                                                                                                0.00
(B) Draw for Servicing Fee (II(I))                                                                              0.00
(C) Draw for Class A Interest Distributable Amount (II(M(vii)))                                                 0.00
(D) Draw for Class B Interest Distributable Amount (II(N(vii)))                                                 0.00
(E) Draw for Class C Interest Distributable Amount (II(O(vii)))                                                 0.00
(F) Draw for Class A Principal Distributable Amount (II(M(iv)))                                                 0.00
(G) Draw for Class B Principal Distributable Amount (II(N(x)))                                                  0.00
(H) Draw for Class C Principal Distributable Amount (II(O(x)))                                                  0.00

(I) Overcollateralization Amount                                                                       $8,813,324.23
(J) Maximum Specified Reserve Balance                                                                   2,760,344.18
(K) Specified Reserve Account Balance                                                                   2,760,344.18

(L) Amount Available for Deposit to the RA                                                                196,429.64
                                                                                                    -----------------

(M) RA Balance Prior to Release                                                                        $3,171,553.44
(N) Specified Reserve Account Balance                                                                   2,760,344.18
(O) Reserve Account Release                                                                               411,209.27

(P) Ending Reserve Account Balance                                                                     $2,760,344.18


VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
---------------------------------------------


(A) Aggregate Net Losses for Collection Period (VII(B)i-ii-iii)                                          $147,358.10
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables (D(E)i)                                      $419,359.13
    (ii)  Net Liquidation Proceeds Received During the Collection Period (D(E)ii)                         147,547.62
    (iii) Recoveries on Previously Liquidated Contracts (D(E)iii)                                         124,453.41
(C) Cumulative Net Losses for all Periods (VI(A)+B(T))                                                 17,029,831.80

(D) Delinquent and Repossessed Contracts
                                                                                   Contracts                   Amount
                                                                                   ---------                   ------

    (i)   30-59 Days Delinquent (C(G)i)                                                134    3.57%      $914,477.07        3.56%
    (ii)  60-89 Days Delinquent (C(G)ii)                                                 0    0.00%             0.00        0.00%
    (iii) 90 Days or More Delinquent (C(G)iii)                                           0    0.00%             0.00        0.00%

    (iv)  Financed Vehicles Repossessed but not yet Charged off
                 and Contracts Delinquent over 60 days(D(E))                            50    1.33%       369,786.80        1.44%


CREDIT SUISSE FIRST BOSTON                                                                              Exhibit 20        Page 4
                                     Key Bank USA, N.A. Automotive Specialty Finance

                                  MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                       November 1, 1999 through November 30, 1999


           VII. TESTS FOR INCREASE IN RESERVE ACCOUNT BALANCE
           --------------------------------------------------

           (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period.
               (i)   Second Preceeding Collection Period                                                            9.64%
               (ii)  Preceeding Collection Period                                                                   7.25%
               (iii) Current Collection Period                                                                      6.43%
               (iv)  Three Month Average (Avg(i,ii,iii))                                                            7.77%

           (B)    Ratio of Balance of Contracts Delinquent 60 Days or More and
                  Balance of Financed Vehicles Repossessed but not Charged off
                  to the Outstanding Pool Balance as of Each Collection Period.
               (i)   Second Preceeding Collection Period                                                            1.74%
               (ii)  Preceeding Collection Period                                                                   1.93%
               (iii) Current Collection Period                                                                      1.44%
               (iv)  Three Month Average (Avg(i,ii,iii))                                                            1.70%

           (C) Cumulative Net Loss Ratio                                                                           15.48%

           (D) Loss and Delinquency Trigger Indicator                                                   Trigger Was Not Hit


           VIII. RECONCILIATION OF COLLECTION ACCOUNT
           ------------------------------------------


           (A) Collection Account Beginning Balance (I(H))                                                   2,096,562.79
           (B) Servicing Fee Paid (II(H))                                                                       80,234.80
           (C) Class A Interest Paid (II(M(vi)))                                                                95,806.23
           (D) Class B Interest Paid (II(N(vi)))                                                                25,457.83
           (E) Class C Interest Paid (II(O(vi)))                                                                16,212.88
           (F) Class A Principal Paid (II(M(ix)))                                                            1,199,175.13
           (G) Class B Principal Paid (II(N(ix)))                                                              304,272.20
           (H) Class C Principal Paid (II(O(ix)))                                                              178,974.08
           (I) Reserve Account Deposit                                                                               0.00
           (J) Previously Subordinated Servicing Fees Paid (II(P(ii)))                                               0.00
           (K) Certificateholders' Distributable Amount Paid (II(Q(ii)))                                       107,388.60
           (L) Releases to Seller                                                                              303,820.66


                                                             AFG Receivables Trust 1997-A                     Exhibit 20 Page 5
                                             Monthly Statement to Noteholders and Certificateholders
                                                             Servicer: Key Bank USA, N.A.
                                                       Sub Servicer: AutoFinance Group, Inc.
                                                     Indenture Trustee: Bankers Trust Company
                                                   Owner Trustee: Chase Manhattan Bank Delaware

Collection Period:November 1, 1999 through November 30, 1999
Distribution Date:12/15/99
Month:            30

Statement for Class A, Class B and Class C Noteholders and Certificateholders
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                                Per $1,000 of Outstanding
                                                                                                            Class A/Class B/Class C
                                                                                                              Certificate Amount
                                                                                                            -----------------------
(i)  Principal Distribution
          Class A Note  Amount                                                                 1,199,175.13       66.2340556
          Class B Note  Amount                                                                   304,272.20       66.2340559
          Class C Note  Amount                                                                   178,974.08       66.2340555
          Certificates  Amount                                                                   107,388.60       50.9452998


(ii)  Interest Distribution
          Class A Note  Amount                                                                    95,806.23       5.2916668
          Class B Note  Amount                                                                    25,457.83       5.5416674
          Class C Note  Amount                                                                    16,212.88       6.0000018



(iii)    Total Pool Balance of Notes and Certificates (end of Collection Period)              25,719,263.13


(iv)   Class A Notes Balance (end of Collection Period)                                       16,905,938.90
        Class A Pool Factor (end of Collection Period)                                            0.2293793
        Class B Notes Balance (end of Collection Period)                                       4,289,621.35
        Class B Pool Factor (end of Collection Period)                                            0.2293792
        Class C Notes Balance (end of Collection Period)                                       2,523,171.76
        Class C Pool Factor (end of Collection Period)                                            0.2293793
        Certificates Balance (end of Collection Period)                                        2,000,531.09



(v)  Basic Servicing Fee                                                                          80,234.80       2.9166667


(vi)   Aggregate Net Losses                                                                      147,358.10


(vii)   Reserve Account Balance after Giving Effect to Payments
             Made on Distribution Date                                                         2,760,344.18
        Specified Reserve Account Balance after Giving Effect to Payments
              Made on Distribution Date                                                        2,760,344.18
        Draws on Reserve Account                                                                       0.00
        Amount Available for Deposits to Reserve Account                                         196,429.64


(viii)  Class A Notes Interest Carryover Shortfall                                                     0.00       0.0000000
         Class B Notes Interest Carryover Shortfall                                                    0.00       0.0000000
         Class C Notes Interest Carryover Shortfall                                                    0.00       0.0000000
         Class A Notes Principal Carryover Shortfall                                                   0.00       0.0000000
         Class B Notes Principal Carryover Shortfall                                                   0.00       0.0000000
         Class C Notes Principal Carryover Shortfall                                                   0.00       0.0000000


(ix)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
        or purchased by Servicer                                                                       0.00


(x)  Delinquent Contracts
                                                                                            Number                 Balance
                                                                                   ------------------------------------------------
           30-59 Days                                                                                   134             914,477.07
           60-89 Days                                                                                     0                   0.00
           90 Days or More                                                                                0                   0.00